                             LETTER OF TRANSMITTAL
                            To Tender Common Shares
                                       of
                COMPANIA BOLIVIANA DE ENERGIA ELECTRICA S.A. --
                         BOLIVIAN POWER COMPANY LIMITED
                   Pursuant to the Offer to Purchase for Cash
                         All Outstanding Common Shares
                             dated August 24, 1999
                                       by
                             TOSLI ACQUISITION B.V.
                          a wholly-owned subsidiary of
                             TOSLI INVESTMENTS N.V.
                    the principal shareholder of the Company

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON FRIDAY, SEPTEMBER 24, 1999 UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                     By Hand:                                 By Mail or Overnight Courier:
                     --------                                 -----------------------------
       U.S. Bank Trust National Association                U.S. Bank Trust National Association
              U.S. Bank Trust Center                              U.S. Bank Trust Center
    Attention: Specialized Finance Department           Attention: Specialized Finance Department
        180 East Fifth Street -- 4th Floor                        180 East Fifth Street
                 Bond Drop Window                               St. Paul, Minnesota 55101
            St. Paul, Minnesota 55101
       U.S. Bank Trust National Association
      Attention: Corporate Trust Department
          100 Wall Street -- 20th Floor
             New York, New York 10005

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                       Telecopier Number: (651) 244-1537
                Confirm Receipt of Facsimile by Telephone Only:
                        Telephone Number: (651) 244-5172
                            ------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 1.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

    This Letter of Transmittal is to be completed by stockholders of Compania Boliviana de Energia Electrica S.A. -- Bolivian Power Company Limited (the "Holder(s)"), and to be used either if certificates representing the Shares (as defined in the Offer to Purchase) are to be forwarded herewith, or unless an Agent's Message (as defined in the Offer to Purchase) is authorized, if delivery of Shares is to be made by book-entry transfer to the account of U.S. Bank Trust National Association, as Depositary, at The Depositary Trust Company ("DTC"), pursuant to the book-entry transfer procedures set forth in Section 3 of the Offer to Purchase.

    Holders whose certificates representing the Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

----------------------------------------------------------------------------------------------------------------------
                                                         NOTE
                                            DESCRIPTION OF SHARES TENDERED
                                              (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------------
                                                                            SHARE CERTIFICATE(S) AND
NAME(S) AND ADDRESS(ES)* OF REGISTERED HOLDER(S)                            SHARES TENDERED (ATTACH
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON SHARE                        ADDITIONAL SIGNED LIST
CERTIFICATE(S))                                                                  IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL
                                                                                     NUMBER
                                                                                   OF SHARES
                                                                SHARE             REPRESENTED              NUMBER
                                                             CERTIFICATE            BY SHARE                 OF
                                                              NUMBERS(S)         CERTIFICATE(S)       SHARES TENDERED
                                                                  **                   **                   ***
----------------------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
                                                            [ ] I have lost my certificate for ____________ shares
                                                                and require assistance with replacing the shares.
----------------------------------------------------------------------------------------------------------------------
   * If your permanent address should be changed on our records please indicate address change in this box.
  ** Need not be completed by Holders tendering Shares by book-entry transfer.
 *** Unless otherwise indicated, it will be assumed that all Shares represented by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 -----------------------------------------------

    DTC Account Number
                      ---------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s)
                                   ---------------------------------------------

    Window Ticket Number (if any)
                                 -----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution that Guaranteed Delivery
                                                --------------------------------

             If Delivery is by book-entry transfer:
                                                   -----------------------------

    Name of Tendering Institution
                                  ----------------------------------------------

    DTC Account Number
                      ----------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Tosli Acquisition B.V., a Netherlands private limited liability company (the "Purchaser"), and a wholly-owned subsidiary of Tosli Investments N.V., a Netherlands public limited liability company ("Tosli"), the outstanding shares of common stock, without nominal or par value, of Compania Boliviana de Energia Electrica S.A. -- Bolivian Power Company Limited (the "Shares"), at the purchase price of U.S. $20.00 per share, in each case net to the seller in cash (the "Offer Price"), without interest thereon, pursuant to Purchaser's offer to purchase all of the Shares upon the terms set forth in the Offer to Purchase, as amended and supplemented, dated August 26, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Purchaser is a wholly-owned subsidiary of Tosli that is equally owned, through subsidiaries by NRG Energy, Inc., a Delaware corporation and wholly-owned subsidiary of Northern States Power Company, a Minnesota corporation, and Nordic Power Invest AB, a Swedish corporation, and a wholly-owned subsidiary of Vattenfall AB, a Swedish corporation that is wholly-owned by the State of Sweden.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby, and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (as defined in the Offer to Purchase) with respect to such Shares;

          (ii) present certificates for such Shares for cancellation and transfer on the books of the Purchaser; and

          (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after the Expiration Date). The power includes the power to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of Holders (whether annual or special and whether or not an adjourned meeting) of the Purchaser, or consent in lieu of any such meeting, or otherwise. Such power of attorney and proxy is coupled with an interest in the Shares tendered, is irrevocable, and is granted in consideration of, and is effective upon, the deposit by the Purchaser with the Depositary of the Offer Price for such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, all prior proxies, powers of attorneys or consents given by the Holder with respect to the tendered Shares and other securities granted by the undersigned at any time with respect to such Shares (and any such other Shares or other securities) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the tendered Shares and other securities for which appointment is effective, be empowered to exercise all voting and other rights of such Holder as they in their sole discretion may deem proper at any annual, special or adjourned meeting of the Company's Holders, by written consent or otherwise. The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting and other rights and other rights of a record and beneficial Holder, including action by written consent, with respect to such Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities).

     The undersigned represents and warrants to the Purchaser that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer as well as the undersigned's representation and warranty to the Purchaser that (i) the undersigned has a net long position of owner in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (ii) the tender of such Shares complies with Rule 14e-4, and (iii) the undersigned has the full power and authority to tender and assign the Shares tendered, as specified in the Letter of Transmittal. The Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

     The names and addresses of the registered Holders should be printed, if they are not already printed above, exactly as they appear on the Share Certificates representing Shares tendered hereby. The Share Certificate numbers, the number of Shares represented by such Share Certificates, the number of Shares that the undersigned wishes to tender and the Offer Price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Offer Price of all Shares purchased, and/or return all Certificates evidencing Shares not tendered or not purchased, in the name(s) of the registered Holder(s) appearing above under "Description of Shares Tendered" (and, in the case of Shares tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Offer Price of all Shares purchased and all Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered Holder(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Offer Price of all Shares purchased and return all Share Certificates not tendered or not purchased in the name(s) of, and mail such check and/or any Share Certificates to, the person(s) so indicated. Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the amount maintained at DTC with respect to any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special

Payment Instructions," to transfer any Shares from the name of the registered Holder(s) thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if the check for the aggregate Offer Price of Shares purchased and/or Share Certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue [ ] check                   and/or                  [ ] certificate(s) to:
Name
------------------------------------------------

-------------------------------------------------------
                                 (Please Print)

Address
----------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
               Taxpayer Identification or Social Security Number

                            See Substitute Form W-9

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if the check for the Offer Price of Shares purchased and/or Share Certificates for Shares not tendered or not purchased are to be mailed to someone at an address other than the undersigned at an address other than that shown below under "Description of Shares Tendered."

Mail [ ] check                   and/or                   [ ] certificate(s) to:
Name
------------------------------------------------

-------------------------------------------------------
                                 (Please Print)

Address
----------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
               Taxpayer Identification or Social Security Number

                            See Substitute Form W-9

                                PLEASE SIGN HERE
                        (TO BE COMPLETED BY ALL HOLDERS)
            Also Please Complete Substitute Form W-9 Included Herein

Signature(s) of Owner(s)
                        --------------------------------------------------------

--------------------------------------------------------------------------------

Dated:                              , 1999
       -----------------------------

Name(s)
       -------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------
                              (See Instruction 5)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone No:
                           -----------------------------------------------------

Taxpayer Identification or Social Security Number
                                                 -------------------------------
                                                   (See Substitute Form W-9
                                                      Included  Herein)

     (Must be signed by registered Holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered Holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:                              , 1999
      ------------------------------

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
                                     BELOW.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered Holder of the Shares (which term, for purposes of this document, shall include DTC) tendered herewith, unless such Holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in the Letter of Transmittal, or (ii) if such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. In lieu of physically submitting this Letter of Transmittal to the agent, Holders may utilize the DTC Automated Tender Offer Program ("DTC ATOP"), through which function the Holder will be acknowledging that the Holder is bound to the terms of this Letter of Transmittal. This Letter of Transmittal is therefore to be completed by Holders either if Share Certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates for all physically tendered Shares, or any Book-Entry Confirmation (as such term is defined in the Offer to Purchase) of Shares, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message (as defined in the Offer to Purchase) is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the appropriate Share Certificates for all physically tendered Shares or Book-Entry Confirmation of Shares, as the case may be, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A trading day is any day on which the New York Stock Exchange, Inc. is open for business.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the Share Certificates numbers and/or the number of Shares evidenced by such Share Certificates should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to Holders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate as submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by your old Share Certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or Share Certificates for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If payment of the Offer Price is to be made to, or if Share Certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered Holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the Offer Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Offer Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person signing this Letter of Transmittal, or if the check and/or Share Certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of transmittal should be completed. If any tendered Shares are not purchased for any reason and the Shares are delivered by book-entry transfer, the Shares will be credited to an account maintained at DTC.

     8. WAIVER OF CONDITIONS. Subject to the terms of the Offer to Purchase, the conditions of the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Shares tendered.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, and the Notice of Guaranteed Delivery may be obtained from, the Information Agent at its respective address set forth below or from your broker, dealer, commercial bank or trust company.

     10. SUBSTITUTE FORM W-9. The tendering Holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the Holder is subject to backup withholding of Federal income tax. If a tendering Holder is subject to backup withholding, the Holder must cross out item (ii) in the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to 31% Federal income tax withholding on the payment of the Offer Price. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box entitled "Awaiting TIN" in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included therein. If the tendering Holder checks the "Awaiting TIN" box, the Depositary will withhold 31% on all payments of the Offer Price, but such withholdings will be refunded if the tendering Holder provides a TIN within 60 days.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) has been lost, destroyed or stolen, the Holder should promptly notify the Transfer Agent for the Purchaser. The Holder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN SECTION 1 OF THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a Holder whose tendered Shares are accepted for payment is required to provide the Depositary with such holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is his or her social security number. If a tendering Holder is subject to backup withholding, he or she must cross out item (ii) in Part III, Certification on the Substitute Form W-9. If the Holder does not provide the Depositary with the correct TIN, the Holder may be subject to penalties imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms of such statements may be obtained from the Depositary. Exempt Holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.
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     If backup withholding applies, the Depositary is required to withhold 31%
of any payments made to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Shares purchased pursuant to the Offer, the Holder is required to notify the Depositary of his or her correct TIN by completing the form below certifying (i) that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and (ii) that (a) such Holder is exempt from backup withholding, (b) such Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified such Holder that such Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder should check the box entitled "Awaiting TIN" in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If the tendering Holder checks the "Awaiting TIN" box, the Depositary will withhold 31% on all payments of the Offer Price, but such withholdings will be refunded if the tendering Holder provides a TIN within 60 days.

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               ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

                                  PAYER'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

                                PART I                    PLEASE PROVIDE YOUR TIN IN
  SUBSTITUTE                    TAXPAYER                  THE BOX AT RIGHT AND CERTIFY   -----------------------------
  FORM W-9                      IDENTIFICATION NUMBER     BY SIGNING AND DATING BELOW.      Social Security Number
  DEPARTMENT OF THE TREASURY                                                             OR --------------------------
  INTERNAL REVENUE SERVICE                                                              Employer Identification Number

                                                                                        [ ] Awaiting TIN
                                                                                           (sign and date "Certificate of
                                                                                            Awaiting Taxpayer Identification
                                                                                            Number" below)

                                PART II                   For Payees exempt from backup withholding, see the enclosed
                                PAYEES EXEMPT FROM        Guidelines for Certification of Taxpayer Identification
                                BACKUP WITHHOLDING        Number on Substitute Form W-9 and complete as instructed
                                                          therein.
                                                          CERTIFICATION: Under the penalties of perjury, I certify
                                PART III                  that: (i) the number shown on this form is my correct
                                CERTIFICATION             Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (ii) I am not subject to backup
                                                          withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and (iii) any
                                                          other information provided on this form is true, correct and complete.

                                                          CERTIFICATION INSTRUCTIONS -- You must cross out Item (ii)
  PAYER'S REQUEST FOR                                     above if you have been notified by the IRS that you are
  TAXPAYER IDENTIFICATION                                 currently subject to backup withholding because of a failure
  NUMBER (TIN)                                            to report all interest or dividends on your tax return.
                                                          However, if after being notified by the IRS that you are
                                                          subject to backup withholding, you received another
                                                          notification from the IRS that you are no longer subject to backup withholding, do not cross out item (ii).

                                                          SIGNATURE
                                                                    ------------------------------------------------
                                                          DATE
                                                              -------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the Offer Price made to me thereafter will be withheld until I provide a number.

SIGNATURE  _______________________  DATE: ________________ , 1999

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                    The information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.
                                 156 5th Avenue
                            New York, New York 10010

                Banks and Brokerage Firms, Please Call Collect:
                                 (212) 929-5500

                          All Others, Call Toll Free:
                                 (800) 322-2885

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